                                ANDRX CORPORATION

                                7,350,000 Shares

                                  Common Stock
                               ($0.001 Par Value)

                             UNDERWRITING AGREEMENT

           , 2000

                             UNDERWRITING AGREEMENT

                                                                          , 2000

BANC OF AMERICA SECURITIES LLC
BEAR, STEARNS & CO. INC.
CIBC OPPENHEIMER CORP.
WARBURG DILLON READ LLC
as Managing Underwriters
     9 West 57th Street
     New York, New York 10019

Ladies and Gentlemen:

          ANDRX CORPORATION, a Florida corporation (the "Company"), proposes to
                                                         -------
issue and sell and the persons named in Schedule B annexed hereto (the "Selling
                                        ----------                      -------
Stockholders") propose to sell to the underwriters named in Schedule A annexed
------------                                                ----------
hereto (the "Underwriters"), for whom Banc of America Securities LLC ("BOA"),
             ------------                                              ---
Bear Stearns & Co. Inc. ("Bear Stearns"), CIBC Oppenheimer Corp. and Warburg Dillon Read LLC are acting as managing underwriters (collectively, the "Managing
                                                                        --------
Underwriters"), an aggregate of 7,350,000 shares (the "Firm Shares") of Common
------------                                           -----------
Stock, $0.001 par value (the "Common Stock"), of the Company, of which 6,001,684
                              ------------
shares are to be issued and sold by the Company and an aggregate of 1,348,316 shares are to be sold by the Selling Stockholders in the respective amounts set forth under the caption "Firm Shares" in Schedule B annexed hereto. In addition, solely for the purpose of covering over-allotments, Company and the Selling Stockholders propose to grant to the Underwriters the option to purchase from the Company and the Selling Stockholders up to an additional 1,102,500 shares of Common Stock (the "Additional Shares"), of which the Company will grant an
                   -----------------
option to purchase 52,500 shares and each Selling Stockholder will grant an option to purchase an aggregate of 1,050,000 shares in the respective amounts set forth under the caption "Additional Shares" in Schedule B. The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "Shares." The Shares are described in the Prospectus which is referred
     ------
to below.

          The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the "Act"), with the Securities and Exchange Commission
                          ---
(the "Commission") a registration statement on Form S-3 (File No. 333-      ),
      ----------
including a prospectus relating to the Shares which incorporates by reference documents which the Company has filed in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively called the "Exchange Act"). The Company has furnished
                                     ------------
to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses and the documents incorporated by reference therein (each thereof, including the documents incorporated therein by reference, being herein called a "Preliminary
                                                                    -----------
Prospectus") relating to the Shares. Except where the context otherwise
----------
requires, the registration statement, as amended when it becomes effective, including all documents filed as a part thereof or incorporated by reference therein, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act and also including any registration statement filed pursuant to Rule 462(b) under the Act, is herein called the "Registration Statement," and
                                                    ----------------------
the prospectus, including all documents incorporated therein by reference, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act) or, if no such filing is required, the form of final prospectus included in the Registration Statement at the time it became effective, is herein called the "Prospectus."
                                                    ----------

          The Company, the Selling Stockholders and the Underwriters agree as follows:

          1. Sale and Purchase. Upon the basis of the warranties and
             -----------------
representations and subject to the terms and conditions herein set forth, the Company and each of the Selling Stockholders, severally and not jointly, agree to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company and each Selling Stockholder the respective number of Firm Shares (subject to such adjustment as you may determine to avoid fractional shares) which bears the same proportion to the number of Firm Shares to be sold by the Company or by such Selling Stockholders, as the case may be, as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A bears to the total number of Firm Shares to be sold by the Company and the Selling Stockholders, in each case
at a purchase price of $    per Share. The Company and each Selling Stockholder
is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

          In addition, the Company and the Selling Stockholders listed on Schedule B hereto hereby grant to the several Underwriters the option to purchase, and upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company and the Selling Stockholders listed on Schedule B hereto, ratably in accordance with the number of Firm Shares to be purchased by each of them (subject to such adjustment as you shall determine to avoid fractional shares), all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company and the Selling Stockholders listed on Schedule B hereto for the Firm Shares. This option may be exercised by you on behalf of the several Underwriters at any time (but not more than once) on or before the thirtieth day following the date hereof, by written notice to the Company and the Selling Stockholders listed on Schedule B hereto. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the "additional
                                                                     ----------
time of purchase"); provided,
----------------    --------
however, that the additional time of purchase shall not be earlier than the time
-------
of purchase (as defined below) nor earlier than the second business day/1/ after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares).

          Pursuant to powers of attorney (collectively, "Powers of Attorney"),
                                                         ------------------
which shall be satisfactory to counsel for the Underwriters, granted by each
Selling Stockholder,        and        will act as representatives of the
Selling Stockholders (the "Representatives of the Selling Stockholders"). The
                           -------------------------------------------
Representatives of the Selling Stockholders are authorized, on behalf of each Selling Stockholder, to execute any documents necessary or desirable in connection with the sale of the Shares to be sold hereunder by each Selling Stockholder, to make delivery of the certificates of such Shares, to receive the proceeds of the sale of such Shares, to give receipts for such proceeds, to pay therefrom the expenses to be borne by each Selling Stockholder in connection with the sale and public offering of the Shares, to distribute the balance of such proceeds to each Selling Stockholder in proportion to the number of Shares sold by each Selling Stockholder, to receive notices on behalf of each Selling Stockholder and to take such other action as may be necessary or desirable in connection with the transactions contemplated by this Agreement.

          2. Payment and Delivery. Payment of the purchase price for the Firm
             --------------------
Shares shall be made to the Company and each of the Selling Stockholders by Federal Funds wire transfer, against delivery of the certificates for the Firm Shares to you through the facilities of The Depository Trust Company ("DTC") for
                                                                       ---
the respective accounts of the Underwriters. Such payment and delivery shall be
made at 10:00 A.M., New York City time, on      , 2000 (unless another time
shall be agreed to by you, the Company and the Representatives of the Selling Stockholders or unless postponed in accordance with the provisions of Section 10 hereof). The time at which such payment and delivery are actually made is hereinafter sometimes called the "time of purchase." Certificates for the Firm
                                  ----------------
Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify no later than the second business day preceding the time of purchase. For the purpose of expediting the checking of the certificates for the Firm Shares by you, the Company and the Selling Stockholders agree to make such certificates available to you for such purpose at least one full business day preceding the time of purchase.

          Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Certificates for the Additional Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify no later than the second business day preceding the additional time

-------------------
1 As used herein "business day" shall mean a day on which the New York Stock Exchange is open for trading.

of purchase. For the purpose of expediting the checking of the certificates for the Additional Shares by you, the Company and the Selling Stockholders agree to make such certificates available to you for such purpose at least one full business day preceding the additional time of purchase.

          The Selling Stockholders will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Shares to be purchased by them from the Selling Stockholders.

          3. Representations and Warranties of the Company. The Company
             ---------------------------------------------
represents and warrants to each of the Underwriters that:

          (a) the Company has not received, and has no notice of, any order of the Commission preventing or suspending the use of any Preliminary Prospectus, or instituting proceedings for that purpose, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act; the Registration Statement has been declared effective by the Commission; no stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission; the Registration Statement and the Prospectus will fully comply in all material respects with the provisions of the Act, and the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Preliminary Prospectus and the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the documents incorporated by reference in the Preliminary Prospectus and the Prospectus, at the time they were filed (or, if an amendment with respect to any such document was filed, when such amendment was filed) with the Commission, complied in all material respects with the requirements of the Exchange Act, and do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Preliminary Prospectus, the Prospectus or any other materials, if any, permitted by the Act; provided, however, that the
                                                   --------  -------
Company makes no warranty or representation with respect to any statement contained in the Registration Statement, the Preliminary Prospectus or the Prospectus in reliance upon and in conformity with information concerning the Underwriters and furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use in the Registration Statement, the Preliminary Prospectus or the Prospectus;

          (b) the Company has delivered to the Managing Underwriters four complete manually signed copies of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and Preliminary Prospectuses and the Prospectus, as amended or supplemented, in such quantities and at such places as the Managing Underwriters have reasonably requested for each of the Underwriters;

          (c) as of the date of this Agreement, the Company has an authorized capitalization as set forth under the heading entitled "Actual" in the section of the Registration Statement and the Pro-spectus entitled "Capitalization" and, as of the time of purchase and the additional time of purchase, as the case may be, the Company shall have an authorized capitalization as set forth under the heading entitled "As Adjusted" in the section of the Registration Statement and the Prospectus entitled "Capitalization"; all of the issued and outstanding shares of capital stock (including the Common Stock owned by Selling Stockholders) have been duly and validly authorized and issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive rights, resale rights, right of first refusal or similar rights; there are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in the Prospectus. The description of the Company's stock option, stock bonus and other plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus accurately and fairly represents the information required to be shown with respect to such plans, arrangements, options and rights;

          (d) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Florida, with full power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and Prospectus;

          (e) the Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, properties, condition (financial or otherwise), results of operation or prospects of the Company, its Subsidiaries (as hereinafter defined) and ANCIRC (as hereinafter defined) taken as a whole (a "Material Adverse
                                                         ----------------
Effect"). The Company has no subsidiaries (as defined in the Exchange Act) other
------
than those entities listed on Schedule C hereto (collectively, the "Subsidiaries"); other than the Subsidiaries and ownership of 50% of the
 ------------
outstanding capital stock of ANCIRC Pharmaceuticals, an unincorporated joint venture ("ANCIRC"), the Company does not own, directly or indirectly, any shares
          ------
of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity; complete and correct copies of the certificates of incorporation and of the bylaws of the Company and the Subsidiaries and of the definitive documentation organizing ANCIRC (the "JV Documentation") and all amendments
                                      ----------------
thereto have been delivered to you, and no changes therein will be made subsequent to the date hereof and prior to the time of purchase or, if later, the additional time of purchase; each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus; each Subsidiary is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification (and ANCIRC requires no such qualification), except where the failure to so qualify would not have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries and ANCIRC have been duly authorized and validly issued, are fully paid and non-assessable and (except, with regard to ANCIRC, as otherwise stated in the Registration Statement) are owned by the Company, except as set forth on Schedule C, subject to no security interest, other encumbrance or adverse claim; no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests the Company, its Subsidiaries or ANCIRC are outstanding except as otherwise stated in the Registration Statement;

          (f) neither the Company, any of its Subsidiaries nor ANCIRC is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under), its respective charter or bylaws (or, in the case of ANCIRC, the JV Documentation) or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company, any of its Subsidiaries or ANCIRC is a party or by which any of them or any of their properties may be bound or affected, and the execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach of or constitute a default under), any provisions of the charter or bylaws of the Company or any of its Subsidiaries, under any provisions of the JV Documentation or under any provision of any license, indenture, mortgage, deed of trust, bank loan, credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company, any of its Subsidiaries or ANCIRC is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company, any of its Subsidiaries or ANCIRC;

          (g) this Agreement and each Custody Agreement (as defined below) have each been duly authorized, executed (or in the case of the Custody Agreements acknowledged) and delivered by the Company and are legal, valid and binding agreements of the Company enforceable in accordance with their respective terms;

          (h) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and Prospectus and the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders;

          (i) the Common Stock (including the Shares) is registered pursuant to
Section 12(g) of the Exchange act and is listed on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the exchange Act or delisting the common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission or the National Association of Securities Dealers, Inc. (the "NASD") is contemplating terminating such registration or listing;

          (j) the Shares to be purchased by the Underwriters from the Company have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable;

          (k) no approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance or sale of the Shares or the consummation by the Company of the transactions as contemplated hereby other than registration of the Shares under the Act and any necessary qualification under the securities or blue sky laws or Canadian provincial securities laws of the various jurisdictions in which the Shares are being offered by the Underwriters or under the rules and regulations of the NASD;

          (l) except as otherwise stated in the Registration Statement, no person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Act, any equity or debt securities of the Company upon the issue and sale of the Shares to the Underwriters hereunder (other than the Selling Stockholders with respect to the Shares), nor does any person have preemptive rights, co-sale rights, rights of first refusal or other rights to purchase any of the Shares other than those that have been expressly waived prior to the date hereof;

          (m) Arthur Andersen LLP, whose report on the consolidated financial statements of the Company and its Subsidiaries is filed with the Commission as part of the Registration Statement and Prospectus, are independent public accountants as required by the Act;

          (n) there are no legal or governmental proceedings, statutes, regulations, contracts, licenses, agreements, leases or documents of a character which are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus which have not been so filed, summarized or described;

          (o) the audited financial statements included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its Subsidiaries (including the Company's equity interest in ANCIRC) as of the dates indicated and the consolidated results of operations and cash flows of the Company and its Subsidiaries (including the Company's equity interest in ANCIRC) for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved; no other financial statements are required to be included in the Registration Statement; the financial data set forth in the Prospectus under the captions "Prospectus Summary -- Summary Consolidated Financial Data" and "Selected Consolidated Financial Data" fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement;

          (p) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any material adverse change or any development which is likely to cause a material adverse change in the business, properties or assets described or referred to in the Registration Statement and the Prospectus, or a Material Adverse Effect, (ii) any transaction which is material to the Company, its Subsidiaries or ANCIRC taken as a whole, except transactions in the ordinary course of business, (iii) any obligation, direct or contingent, which is material to the Company, its Subsidiaries or ANCIRC, incurred by the Company, its Subsidiaries or ANCIRC, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of the Company, its Subsidiaries or ANCIRC or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company. Neither the Company nor any of its Subsidiaries has any material contingent obligation which is not disclosed in the Registration Statement and the Prospectus;

          (q) the Company has obtained the agreement of Alan P. Cohen, Chih-Ming
J. Chen, PH.D., Elliot F. Hahn, PH.D. and Scott Lodin (collectively the "Management Selling Stockholders") and of its directors and officers through
 -------------------------------
letters (collectively, the "Lock-Up Letters") not to sell, offer to sell,
                            ---------------
contract to sell, hypothecate, grant any option to purchase or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock for a period of 90 days after the date of the Prospectus;

          (r) the Company, its Subsidiaries and ANCIRC own or possess the right to use all patents, trademarks (including the Company's name, together with its logo), trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, know-how and rights described in the Prospectus as being owned by them or any of them or necessary for the conduct of their respective businesses, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company, its Subsidiaries and ANCIRC with respect to the foregoing. Except as described in the Prospectus, no claim has been made against or notice given to the Company, its Subsidiaries or ANCIRC alleging the infringement or other violation by the Company, its Subsidiaries or ANCIRC of any patent, trademark, service mark, trade name, copyright, trade secret, license or other intellectual property right or franchise right of any person;

          (s) the Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");
                                                 ----------------------

          (t) except for matters which, individually or in the aggregate, could not have a Material Adverse Effect, (i) each of the Company, its Subsidiaries and ANCIRC has obtained all permits, licenses and other authorizations, consents and approvals which are required under the Environmental Laws (as defined below), (ii) each of the Company, its Subsidiaries and ANCIRC is in full compliance with all terms and conditions of all permits, licenses and authorizations required under the Environmental Laws, (iii) each of the Company, its Subsidiaries and ANCIRC is in full compliance with all limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in the Environmental Laws or contained in any regulation, code, plan, consent or other order, decree, judgment, notice of violation or other notice, or demand letter issued, entered, promulgated or approved thereunder (collectively, the "Environmental Requirements"), (iv) no
                                        --------------------------
officer of the Company is aware of nor has he or she received (A) notice (written or oral) from a governmental authority, citizens group, employee or otherwise that alleges that the Company, any of its Subsidiaries or ANCIRC is not in full compliance with one or more Environmental Requirements, or (B) notice (written or oral) respecting the Company, any of its Subsidiaries or ANCIRC of any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans that may interfere with or prevent continued compliance with all Environmental Requirements, or that may give rise to any common law or other legal liability or otherwise form the basis of any claim, action, suit, proceeding, hearing or investigation (each, an "Action"), based on or related to
                                                ------
the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge, release or threatened release, of any chemical, pollutant, contaminant, or hazardous or toxic material or waste or petroleum or petroleum products into ambient air, surface water, ground water or land, and (v) there is no Action relating to any Environmental Requirement pending or, to the best knowledge of the Company, threatened against or affecting (A) the Company, any of its Subsidiaries, ANCIRC or their respective properties, or (B) any person or entity whose liability for such Action has or may have been retained or assumed either contractually or by operation of law by the Company, any of its Subsidiaries or ANCIRC. "Environmental Laws" shall mean Federal, state and local laws relating to
 ------------------
pollution or protection of human health or the environment, including, without limitation, laws (including the common law) relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants or hazardous or toxic materials or wastes or petroleum or petroleum products into ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemicals, pollutants, contaminants or hazardous or toxic materials or wastes or petroleum or petroleum products;

          (u) except as described in the Registration Statement or the Prospectus, there is no action, suit, investigation or proceeding pending or to the knowledge of the Company, threatened or contemplated before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, including, without limitation, the Commission, the Food and Drug Administration (the "FDA"), the Drug Enforcement
                                                   ---
Administration (the "DEA") or the Department of Justice (the "DOJ"), or
                     ---                                      ---
arbitrator to which the Company, any of its Subsidiaries or ANCIRC is or may become a party or of which any property of the Company, any of its Subsidiaries or ANCIRC is subject or affected, at law or equity, that (A) might affect the consummation of the transactions contemplated under this Agreement, including the issuance or validity of the Shares, (B) might have a Material Adverse Effect, (C) is required to be disclosed in the Registration Statement or the Prospectus and is not so disclosed or (D) relates to a material violation of the Federal Food, Drug and Cosmetic Act (the "FDC Act") (and each state's equivalent
                                          -------
of said act), the Federal Controlled Substances Act (and each state's equivalent of such act) (collectively, the "CSA"), or any regulations promulgated
                                 ---
thereunder which violations might have a Material Adverse Effect. All pending legal or governmental proceedings to which the Company, any of its Subsidiaries or ANCIRC is a party or of which any of their respective properties are subject or affected which are not described in the Prospectus, including ordinary routine litigation incidental to the business, would not have a Material Adverse Effect;

          (v) none of the Company, any of its Subsidiaries or ANCIRC has received any notice, or warning letter from the FDA, the DEA or the DOJ, that any product ever manufactured or marketed by the Company, any of its Subsidiaries or ANCIRC is, or is alleged to be, an unapproved, adulterated or misbranded drug or controlled substance including, without limitation, (1) an order or request from the FDA, the DEA or the DOJ or other authorized governmental or regulatory body that the Company, any of its Subsidiaries or ANCIRC recall or withdraw from the market or cease to market any product sold or manufactured by the Company, other than product recalls of products marketed by Anda Generics, Inc., which have had no Material Adverse Effect or (2) a lawsuit filed by the United States with respect to any product sold or manufactured by the Company or against the Company, any of its Subsidiaries or ANCIRC or any of their respective officers, directors or employees alleging that any of the Company's, any of its Subsidiaries' or ANCIRC's products is an unapproved, adulterated or misbranded drug or controlled substance, or (3) an order from the FDA debarring the Company, any of its Subsidiaries or ANCIRC or any of their respective officers, directors or employees from submitting or participating in the submission of abbreviated new drug applications (the "ANDAs");
                                                      -----

          (w) except as disclosed in the Registration Statement and Prospectus, none of the Company, any of its Subsidiaries or ANCIRC has been served with any complaint or received any other notice of lawsuits, arbitrations, legal or administrative or regulatory proceedings, charges, complaints or investigations by any state regulatory agency against or pending against or relating to any Permits (as hereinafter defined). There have not been any drug application withdrawals, product recalls or similar actions by the Company, any of its Subsidiaries or ANCIRC. All pre-clinical and clinical studies conducted by or on behalf of the Company, each of its Subsidiaries and ANCIRC as well as all manufacturing, labeling, and distribution of materials related to all drug development activities, have been conducted in compliance in all material respects with applicable FDA and DEA rules and regulations, including but not limited to the FDA's good laboratory practice and good manufacturing practice requirements. Neither the Company, any of the Subsidiaries nor ANCIRC, nor any of their respective officers, directors or employees have been debarred by the FDA from submitting or participating in the submission of ANDAs. The FDA has not refused to file any ANDA submitted by the Company, any of its Subsidiaries or ANCIRC;

          (x) the Company is not aware that any of the products sold or being developed by the Company, any of its Subsidiaries or ANCIRC are unsafe or inefficacious;

          (y) the Company, each of its Subsidiaries and ANCIRC have such licenses, consents, permits and other approvals and has made all necessary filings required under any federal, state or local and foreign law, regulation or rule, and has obtained all authorizations of and from governmental or regulatory authorities ("Permits") as are necessary under applicable law to own their respective properties and to conduct their respective businesses in the manner now being conducted and as described in the Registration Statement and the Prospectus, including, but not limited to state drug wholesale distributor registrations, licenses or permits and letters of reference to drug master files established by other companies, except such Permits which individually or in the aggregate could not have a Material Adverse Effect; and the Company, each of the Subsidiaries and ANCIRC have fulfilled and performed all of their respective obligations with respect to such Permits, and no event has occurred which allows, or after notice or lapse of time or both would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permits except such Permits which individually or in the aggregate could not have a Material Adverse Effect. Neither the Company, any of the Subsidiaries nor ANCIRC has ever been denied a Permit of the type referred to in this Section 3(y);

          (z) all necessary new drug applications (the "NDAs"), ANDAs,
                                                        ----
investigational new drug applications (the "INDs"), premarket approval
                                            ----
applications and amendments and or supplements thereto, as required by the FDC Act, the regulations of the FDA adopted thereunder, and any policies issued by the FDA in connection with such INDs, NDAs or ANDAs, premarket approval applications and amendments and/or supplements thereto, have been filed with FDA for the Company's proposed generic versions of Prilosec, Naprelan, Tiazac, Wellbutrin SR, Zyban, K-Dur, Claritin D-24 and Depakote;

          (aa) each of the Company, its Subsidiaries and ANCIRC has timely filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof, or has received extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. The Company has no knowledge, nor any reasonable grounds to know, of any tax deficiencies which would have a Material Adverse Effect; each of the Company, its Subsidiaries and ANCIRC has paid all taxes which have become due, whether pursuant to any assessment, or otherwise, and there is no further liability (whether or not disclosed on such returns) or assessment for any such tax, and no interest or penalties accrued or accruing with respect thereto, except as may be set forth or adequately reserved for in the consolidated financial statements included in the Registration Statement and the Prospectus; the amounts currently set up as provisions for taxes or otherwise by the Company, its Subsidiaries and ANCIRC on their books and records are sufficient for the payment of all their unpaid federal, foreign, state, country and local taxes accrued through the dates as of which they speak, and for which the Company, its Subsidiaries and ANCIRC may be liable in their own right, or as a transferee of the assets of, or as successor to any other corporation, association, partnership, joint venture or other entity;

          (bb) the Company, each of its Subsidiaries and ANCIRC are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged, including, but not limited to, policies covering real and personal property owned or leased by the Company, its Subsidiaries and ANCIRC against theft, damage, destruction, acts of vandalism and earthquakes; and neither the Company, any of the Subsidiaries nor ANCIRC has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect;

          (cc) except as otherwise stated in the Registration Statement, the Company does not expect that the Company, any of its Subsidiaries or ANCIRC will have following the time of purchase and the additional time of purchase, as the case may be, any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company, any of its Subsidiaries or ANCIRC makes or ever has made a contribution and in which any employee of the Company, any of its Subsidiaries or ANCIRC is or has ever been a participant. With respect to such plans, the Company, each of its Subsidiaries and ANCIRC are in compliance in all material respects with all applicable provisions of ERISA;

          (dd) The Company has not distributed and will not distribute, prior to the later of the additional time of purchase and the completion of the Underwriters' distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than the Prospectus or the Registration Statement;

          (ee) each of the Company, its Subsidiaries and ANCIRC has good and marketable title to all real property and good title to all personal property described in the Registration Statement as being owned by it and good and marketable title to a leasehold estate in the real and personal property described in the Registration Statement as being leased by it free and clear of all liens, charges, encumbrances or restrictions, except as described in the Registration Statement or to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions would not, individually or in the aggregate, have a Material Adverse Effect. All leases, contracts and agreements to which the Company, any of its Subsidiaries or ANCIRC is a party or by which any of them is bound are valid and enforceable against the Company, such Subsidiary or ANCIRC, and are valid and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect;

          (ff) neither the Company nor any of the Subsidiaries is involved in any labor dispute nor, to the best knowledge of the Company, is any such dispute threatened, which dispute could have a Material Adverse Effect. Except as set forth in the Registration Statement and Prospectus, neither the Company nor any of the Subsidiaries has violated any applicable safety or similar law applicable to its business nor any Federal or state laws relating discrimination in the hiring, promotion or pay of employees, nor any applicable Federal or state wages and hours law, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, the violation of any of which could have a Material Adverse Effect;

          (gg) no transaction has occurred between or among the Company, any of the Subsidiaries and any of their officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not in the Registration Statement and the Prospectus;

          (hh) the books, records and accounts of the Company, its Subsidiaries and ANCIRC, respectively, accurately and fairly reflect, in reasonable detail, the transactions in and dispositions of, the assets of, and the results of operations of, the Company, its Subsidiaries or ANCIRC, as the case may be. The Company, each of the Subsidiaries and ANCIRC maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

          (ii) the Company has not taken, nor will take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of its Common Stock to facilitate the sale or resale of the Shares; and

          (jj) the statistical and market-related data included in the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate or represent the Company's good faith estimates that are made on the basis of data derived from such sources.

          4. Representations and Warranties of the Selling Stockholders. Each
             ----------------------------------------------------------
Selling Stockholder, severally and not jointly, represents and warrants to each Underwriter that:

          (a) such Selling Stockholder now is and at the time of delivery of such Shares (whether the time of purchase or the additional time of purchase, as the case may be) will be the lawful owner of the number of Shares to be sold by such Selling Stockholder pursuant to this Agreement and has and, at the time of delivery thereof, will have valid and marketable title to such Shares, and upon delivery of and payment for such Shares (whether at the time of purchase or the additional time of purchase, as the case may be), the Underwriters will acquire valid and marketable title to such Shares free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title;

          (b) such Selling Stockholder has and at the time of delivery of such Shares (whether the time of purchase or the additional time of purchase, as the case may be) will have full legal right, power and capacity, and any authorization or approval required by law (other than those imposed by the Act and the securities or blue sky laws of certain jurisdictions), to sell, assign, transfer and deliver such Shares in the manner provided in this Agreement;

          (c) this Agreement, such Selling Stockholder's Custody Agreement, by and between Andrx Corporation, as custodian, and such Selling Stockholder (a "Custody Agreement" and, together with similar custody agreements in connection
 -----------------
with the transactions contemplated hereby, the "Custody Agreements"), such
                                                ------------------
Selling Stockholder's Power of Attorney and such Selling Stockholder's Lock-Up Letter have been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and each is a legal, valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms;

          (d) the execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement, the Custody Agreement and the Power of Attorney will not contravene or conflict with, result in a breach of, or constitute a default under, or require the consent of any other party to, the charter or by- laws, or other organizational documents of such Selling Stockholder or any other agreement or instrument to which such Selling Stockholder is a party or by which it is bound or under which it is entitled to any right or benefit, any provision of applicable law or any judgment, order, decree or regulation applicable to such Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the con-summation by such Selling Stockholder of the transactions contemplated in this Agreement, except such as have been obtained or made and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and from the NASD;

          (e) when the Registration Statement becomes effective and at all times subsequent thereto through the latest of the time of purchase, the additional time of purchase or the termination of the offering of the Shares, the Registration Statement and Prospectus and any supplements or amendments thereto as such relate to such Selling Stockholder will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (f) such Selling Stockholder has duly and irrevocably authorized the Representatives of the Selling Stockholders, on behalf of such Selling Stockholder, to execute and deliver this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the Shares to be sold by such Selling Stockholder and receive payment therefor pursuant hereto;

          (g) such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares;

          (h) the sale of such Selling Stockholder's Shares pursuant to this Agreement is not prompted by any information concerning the Company which is not set forth in the Prospectus;

          (i) such Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as are described in the Prospectus under "Shares Eligible for Future Sale"; no consent, approval or waiver of such Selling Stockholder is required under any instrument or agreement in connection with the offering, sale or purchase by the Underwriters of any of the Shares, except for consents and waivers already given by such Selling Stockholder;

          (j) all information furnished by or on behalf of such Selling Stockholder in writing expressly for use in the Registration Statement and Prospectus is, and at the time of purchase and the additional time of purchase will be, true, correct, and complete in all material respects, and does not, and at the time of purchase and the additional time of purchase will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading. Such Selling Stockholder confirms as accurate the number of shares of Common Stock set forth opposite such Selling Stockholder's name in the Prospectus under the caption "Principal and Selling Stockholders" (both prior to and after giving effect to the sale of the Shares); and

          (k) such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

          5. Certain Covenants of the Company. The Company hereby agrees:
             --------------------------------

          (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states and Canadian provinces as you may designate and to maintain such qualifications in effect as long as required for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state or province (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

          (b) to make available to the Underwriters in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver a prospectus within the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare promptly upon request, but at the expense of such Underwriter, such amendment or amendments to the Registration Statement and such prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

          (c) to advise you promptly and (if requested by you) to confirm such advice in writing (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such rules);

          (d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or Prospectus including by filing any documents that would be incorporated therein by reference, to give you a reasonable opportunity to review any such amendment or supplement and to file no such amendment or supplement to which you shall object in writing;

          (e) to file promptly all reports and any definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares, and to promptly notify you of such filing;

          (f) if necessary or appropriate, to file a registration statement pursuant to Rule 462(b) under the Act;

          (g) to furnish to you and, upon request, to each of the other Underwriters for a period of five years from the date of this Agreement (i) copies of any reports or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate,
(ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission, (iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the Company is listed and (iv) such other information as you may reasonably request regarding the Company, its Subsidiaries and ANCIRC, in each case as soon as such communications, documents or information becomes available;

          (h) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the Shares is required to be delivered under the Act which would require the making of any change in the Prospectus then being used, or in the information incorporated therein by reference, so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

          (i) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) of the Act) as soon as is reasonably practicable after the termination of such twelve-month period but not later than , 2001;

          (j) to furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flow of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants;

          (k) to furnish to you five signed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein) and sufficient conformed copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

          (l) to furnish to you as early as practicable prior to the time of purchase and the additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and its Subsidiaries which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 8(c) hereof;

          (m) to apply the net proceeds from the sale of the Shares in the manner set forth under the caption "Use of Proceeds" in the Prospectus;

          (n) to furnish to you, before filing with the Commission subsequent to the effective date of the Registration Statement and during the period referred to in paragraph (e) above, a copy of any document proposed to be filed pursuant to Section 13, 14 or 15(d) of the Exchange Act;

          (o) to maintain, at its expense, a registrar and transfer agent for the Common Stock; and

          (p) to use its best efforts to cause the Shares to be listed for quotation on the NASDAQ.

          6. Certain Covenants of the Company and the Selling Stockholders. The
             -------------------------------------------------------------
Company and each of the Selling Stockholders agree with each Underwriter as follows:

          (a) the Company, in such proportions (aggregating 100%) as the number of Shares to be sold by the Company bears to the total number of Shares or as they otherwise may determine among themselves, will pay all expenses, fees and taxes (other than any transfer taxes and fees and disbursements of counsel for the Underwriters except as set forth under Section 7 hereof and (iii), (iv) or
(vi) below) in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issuance, sale and delivery of the Shares by the Company and the Selling Stockholders, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any statements of information, each Custody Agreement, each Power of Attorney, each Lock-Up Letter and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on NASDAQ and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by the NASD and (vii) the performance of the Company's and the Selling Stockholders' other obligations hereunder;

          (b) for a period of 90 days after the date hereof, without the prior written consent of BOA and Bear Stearns, the Company and the Selling Stockholders will not issue, sell, offer or agree to sell, contract to sell, grant any option to purchase or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to the Common Stock or, in the case of the Company, permit the registration under the Act of any shares of Common Stock, except for the registration of the Shares, the sales to the Underwriters pursuant to this Agreement, registrations on Form S-8 or any successor form, and for issuances of Common Stock upon the exercise of outstanding options, warrants and debentures upon issuances pursuant to the Company's existing stock option plan; in the event that during this period, (i) any shares are issued pursuant to the Company's existing stock option plan or
(ii) any registration is effected on Form S-8 or on any successor form, the Company shall obtain the written agreement of such grantee or purchaser or holder of such registered securities that, for a period of 90 days after the date of this Agreement, such person will not, without the prior written consent of BOA and Bear Stearns, offer for sale, sell, distribute, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any shares of Common Stock (or any securities convertible into, exercisable for, or exchangeable for any shares of Common Stock) owned by such person; and

          (c) the Selling Stockholders will deliver to the Representative prior to the time of purchase a properly completed and executed United States Treasury Department Form W-9.

          7. Reimbursement of Underwriters' Expenses. If the Shares are not
             ---------------------------------------
delivered for any reason other than the termination of this Agreement pursuant to the first two paragraphs of Section 10 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 6(a) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

          8. Conditions of Underwriters' Obligations. The several obligations of
             ---------------------------------------
the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders on the date hereof and at the time of purchase and at the additional time of purchase, as the case may be), the performance by the Company and the Selling Stockholders of their obligations hereunder and the following additional conditions precedent:

          (a) The Company shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Broad and Cassel, special counsel for the Company, addressed to the Underwriters and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to Cahill Gordon & Reindel, counsel for the Underwriters, stating that:

                    (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Florida, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement and each Custody Agreement and to issue, sell and deliver the Shares as herein contemplated;

                    (ii) the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change;

                    (iii) each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own, lease and operate its respective properties and to conduct its respective business as described in the Registration Statement and the Prospectus; each Subsidiary and ANCIRC is duly qualified to do business as a foreign corporation in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect; other than the Subsidiaries and ANCIRC, the Company does not own or control, directly or indirectly, any corporation, association or other entity; all of the outstanding shares of capital stock of each of the Subsidiaries and ANCIRC have been duly authorized and validly issued, are fully paid and non-assessable and, except, with regard to ANCIRC, as otherwise stated in the Registration Statement, are owned by the Company, in each case subject to no security interest, other encumbrance or adverse claim; to the best of such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Company, its Subsidiaries or ANCIRC are outstanding, except as otherwise stated in the Registration Statement;

                    (iv) the Company, its Subsidiaries and ANCIRC are each duly qualified or licensed by each jurisdiction in which they conduct their respective businesses and in which the failure, individually or in the aggregate, to be so licensed or qualified could have a Material Adverse Effect and the Company, its Subsidiaries and ANCIRC are each duly qualified, and are each in good standing, in each jurisdiction in which they own or lease real property or maintain an office and in which such qualification is necessary;

                    (v) each of this Agreement and each Custody Agreement have been duly authorized, executed (or in the case of the Custody Agreements acknowledged) and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms;

                    (vi) the Shares to be purchased by the Underwriters from the Company have been duly authorized and, when issued and delivered to and paid for by the Underwriters, will be duly and validly authorized and issued and fully paid and non-assessable;

                    (vii) the Company has an authorized capitalization as set forth in the Registration Statement and the Prospectus; the issued and outstanding shares of capital stock of the Company (including the Common Stock owned by the Selling Stockholders) have been duly and validly authorized and issued, and are fully paid, nonassessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights (except as otherwise described in the Registration Statement); there are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its Subsidiaries other than those accurately described in the Prospectus; the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders;

                    (viii) the capital stock of the Company, including the Shares, conforms to the description thereof contained in the Registration Statement and Prospectus;

                    (ix) the Registration Statement, the Prospectus and each amendment or supplement to the Registration Statement and the Prospectus (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act;

                    (x) the Registration Statement has become effective under the Act and, to the best of such counsel's knowledge, no stop order proceedings with respect thereto are pending or threatened under the Act and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the Act has been made in the manner and within the time period required by such Rule 424;

                    (xi) The statements (i) in the Prospectus under the captions "Description of Capital Stock", "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Liquidity and Capital Resources", "Business -- Cybear -- Cybear Tracking Stock", "Business -- Legal Proceedings", "Shares Eligible for Future Sale" and "Underwriting" and (ii) in Item 14 and Item 15 of the Registration Statement, insofar as such statements constitute matters of law, summaries of legal matters, the Company's charter or by-law provisions, documents or legal proceedings, or legal conclusions, has been reviewed by such counsel and fairly present and summarize, in all material respects, the matters referred to therein;

                    (xii) no approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares or the consummation by the Company of the transactions as contemplated hereby other than registration of the Shares under the Act (except such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters);

                    (xiii) the execution (or in the case of the Custody Agreements, the acknowledgment), delivery and performance of this Agreement and each Custody Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach of or constitute a default under), any provisions of the charter or by-laws of the Company, any of its Subsidiaries or ANCIRC or under any provision of any license, indenture, mortgage, deed of trust, bank loan, credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company, any of its Subsidiaries or ANCIRC is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company, any of its Subsidiaries or ANCIRC;

                    (xiv) to the best of such counsel's knowledge, neither the Company, any of its Subsidiaries nor ANCIRC is in breach of, or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach of or constitute a default under), its respective charter or bylaws (or, in the case of ANCIRC, the JV Documentation) or in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company, any of its Subsidiaries or ANCIRC is a party or by which any of them or any of their properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company, any of its Subsidiaries or ANCIRC;

                    (xv) to the best of such counsel's knowledge, there are no contracts, licenses, agreements, leases or documents of a character which are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus which have not been so filed, summarized or described;

                    (xvi) to the best of such counsel's knowledge, there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which the Company, any of its Subsidiaries or ANCIRC is subject or of which any of their respective properties is subject, at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, which are required to be described in the Prospectus but are not so described;

                    (xvii) the documents incorporated by reference in the Registration Statement and Prospectus, when they were filed (or, if an amendment with respect to any such document was filed, when such amendment was filed) with the Commission, complied as to form in all material respects with the Act or the Exchange Act (except as to the financial statements and schedules and other financial and statistical data contained or incorporated by reference therein, as to which such counsel need express no opinion);

                    (xviii) the Company will not, upon consummation of the transactions contemplated by this Agreement, be an "investment company," or a "promoter" or "principal underwriter" for a "registered investment company," as such terms are defined in the Investment Company Act of 1940, as amended;

                    (xix) except as disclosed in the Prospectus under the caption "Shares Eligible for Future Sale," to the best knowledge of such counsel, there are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, other than the Selling Stockholders, except for such rights as have been duly waived;

                    (xx) such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent stated in subparagraphs (vi) and (vii) above), on the basis of the foregoing nothing has come to the attention of such counsel that causes them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and at all times up to and including the time of purchase or additional time of purchase, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus).

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware, the General Corporation Law of the State of Florida or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the time of purchase or the additional time of purchase, as the case may be, shall be satisfactory in form and substance to the Underwriters, shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them and shall be furnished to the Representative) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters; provided, however, that such counsel shall further state that they believe that they and the Underwriters are justified in relying upon such opinion of other counsel, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

          (b) The Selling Stockholders shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion
of       , counsel for the Selling Stockholders, addressed to the Underwriters and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to Cahill Gordon & Reindel, counsel for the Underwriters, stating that:

                    (i) this Agreement, each Custody Agreement, each Power of Attorney and each Lock-Up Letter have been duly authorized, executed and delivered by or on behalf of, and is a valid and binding agreement of, each Selling Stockholder party to such agreement;

                    (ii) each Selling Stockholder has full legal right, power and capacity, and has obtained any authorization or approval required by law (other than those imposed by the Act and the securities or blue sky laws of certain jurisdictions), to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder in the manner provided in this Agreement;

                    (iii) the execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, the Underwriting Agreement and its Custody Agreement, its Power of Attorney and the Lock-Up Letter will not contravene or conflict with, result in a breach of, or constitute a default under, the charter or by-laws, partnership agreement, trust agreement or other organizational documents, as the case may be, of such Selling Stockholder, or, to the best of such counsel's knowledge, violate or contravene any provision of applicable law or regulation, or violate, result in a breach of or constitute a default under the terms of any other agreement or instrument to which such Selling Stockholder is a party or by which it is bound, or any judgment, order or decree applicable to such Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder;

                    (iv) delivery of certificates for the Shares by each Selling Stockholder pursuant hereto will pass valid and marketable title thereto to the Underwriters, free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title;

                    (v) each of the Representatives of the Selling Stockholders has been duly authorized by each Selling Stockholder to execute and deliver on behalf of such Selling Stockholder this Agreement and any other document necessary or desirable in connection with the transactions contemplated thereby and to deliver the Shares to be sold by such Selling Stockholder and receive payment therefor;

                    (vi) to the best of such counsel's knowledge, the statements in the Prospectus under the caption "Principal and Selling Stockholders" insofar as such statements con-stitute a summary of the matters referred to therein present fairly the information called for with respect to such matters;

                    (vii) assuming that the Underwriters purchase the Shares which are sold by such Selling Stockholder pursuant to this Agreement for value, in good faith and without notice of any adverse claim, the delivery of such Shares pursuant to this Agreement will pass good and valid title to such Common Shares, free and clear of any security interest, mortgage, pledge, lien or other claim;

                    (viii) to the best of such counsel's knowledge, no consent, approval, authorization or other order of, or registration or filing with, any court or governmental authority or agency, is required for the consummation by such Selling Stockholder of the transactions contemplated in the Underwriting Agreement, except as required under the Securities Act, applicable state securities laws, and from the NASD.

          In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware, the General Corporation Law of the State of Florida or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the time of purchase or the additional time of purchase, as the case may be, shall be satisfactory in form and substance to the underwriters, shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them and shall be furnished to the Representative) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters; provided, however, that such counsel shall further state that they believe that they and the Underwriters are justified in relying upon such opinion of other counsel, and (B) as to matters of fact, to the extent they deem proper, on certificates of the Selling Stockholders and public officials.

          (c) The Company shall furnish to you at the time of purchase an opinion of King & Spalding, special regulatory counsel for the Company, addressed to the Underwriters and dated the time of purchase, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to counsel for the Underwriters, stating that:

                    The statements under the captions "Risk Factors -- Our business is subject to substantial litigation which could expose us to unfavorable claims", "Risk Factors -- We are subject to antitrust litigation and an FTC administrative proceeding relating to a stipulation we entered into with Aventis and its affiliates which, if adversely determined, would harm our business and financial results", "Risk Factors -- We only have a limited number of commercialized products and these and other products typically have declining revenues over their product life", "Risk Factors -- The stringent governmental regulation in our business subjects us to a costly and time consuming approval process for our products", "Risk Factors -- We face uncertainties related to clinical trials which could result in delays in product development and commercialization", "Risk Factors -- Decreases in healthcare reimbursements could limit our ability to sell our products or decrease our revenues", "Risk Factors -- Restrictive FDA regula-
          tions govern the manufacturing and distribution of our products", "Risk Factors - - Proposed FDA regulations and recent FDA guidelines may result in our bioequivalent products not being able to fully utilize the 180-day marketing exclusivity period", "Business -- Product Development and Commercialization", "Business -- Patent Litigation and Proprietary Rights" and "Business -- Government Regulation" (collectively the "Regulatory Portion") in the
                                         ------------------
          Registration Statement and the Prospectus, to the extent that the reflect matters of law, summaries of law or regulations, or regulatory status, are correct in all material respects, subject to the qualifications set forth therein;

                              (i) Nothing has come to the attention of such
                    counsel that would lead such counsel to believe that the Regulatory Portion, (a) at the time the Registration Statement became effective, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) as of the date of the Prospectus and as of the time of purchase or the additional time of purchase, as the case may be, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                              (ii) Nothing has come to the attention of such
                    counsel that would lead such counsel to believe that any of the representations and warranties of the Company contained in Sections 3(t), (u), (v), (w), (x), (y), (z) of this Agreement are not true and correct; and

                              (iii) The Company's ANDAs with respect to the
                    generic versions of Prilosec, Naprelan, Tiazac, Wellburtin SR, Zyban, K-Dur, Claritin D-24 and Depakote are in proper form and have been properly filed with the FDA and accepted for filing by the FDA.

                    In rendering such opinion, such counsel may rely as to factual matters upon certificates or written statements from officers of the Company or upon certificates of public officials.

          (d) The Company shall furnish to you at the time of purchase an opinion of Hedman, Gibson & Costigan, special patent counsel for the Company, addressed to the Underwriters and dated the time of purchase, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to Cahill Gordon & Reindel, counsel for the Underwriters, stating that:

                              (i) The statements under the captions "Risk
                    Factors -- Our business is subject to substantial litigation which could expose us to unfavorable claims", "Risk Factors -- We depend on our patents and trade secrets and our future success is dependent on our ability to protect these trade secrets and not infringe on the rights of others", and "Business -- Patent Litigation and Proprietary Rights" in the Registration Statement and the Prospectus, to the extent that they reflect matters of law, summaries of law or regulations, or patent status, are correct in all material respects, subject to the qualifications set forth therein; and such counsel do not know of any statutes, legal and governmental proceedings, contracts and other documents relating to the Company's, its Subsidiaries' and ANCIRC's patents and patent applications required to be described in the Prospectus that are not described as required;

                              (ii) The Company's patent applications prepared by
                    such counsel have been properly prepared and filed on behalf of the Company, its subsidiaries and ANCIRC and, to the best of such counsel's knowledge, the Company's, its Subsidiaries' and ANCIRC's other patent applications have been properly prepared and filed on behalf of the Company, its Subsidiaries and ANCIRC; except as set forth in the Prospectus, each of the patents issued therefrom and the applications are held by the Company, its Subsidiaries and ANCIRC and to the best of such counsel's knowledge, no other entity or individual has any right or claim in any of the Company's, its Subsidiaries' and ANCIRC's patents, patent applications or any patent to be issued therefrom by virtue of any contract, license or other agreement known to such counsel, such counsel has no knowledge that the Company, its Subsidiaries and ANCIRC lacks or will be unable to obtain any rights or licenses to use all patents, patent rights and Intangibles necessary to conduct the business now or proposed to be conducted by the Company, its Subsidiaries and ANCIRC, as the case may be, as described in the Prospectus, and such counsel is unaware of any facts which form a basis for a finding of unenforceability or invalidity of any of the patents, patent rights or other Intangibles owned by licensed to or used by the Company, its Subsidiaries and ANCIRC, as the case may be;

                              (iii) To the best of such counsel's knowledge, the
                    Company, its Subsidiaries and ANCIRC owns or possesses sufficient or adequate rights to use all material patents necessary for the conduct of its business as described in the Prospectus;

                              (iv) Except as set forth in the Prospectus, to the
                    best of such counsel's knowledge, (A) the Company, its Subsidiaries and ANCIRC has conducted its business without infringement of any patents, patent rights or other Intangibles of others and (B) the Company, its Subsidiaries and ANCIRC has not received any notice of any claim of infringement or violation of or conflict with rights or claims of others with respect to any patents, patent rights or other Intangibles owned by, licensed to or used by the Company, its Subsidiaries and ANCIRC; and such counsel is not aware of any research or licensing agreements, royalty arrangements, patents, patent rights or Intellectual Property of others which are infringed by the Company's, its Subsidiaries' and ANCIRC products or processes;

                              (v) Except as set forth in the Prospectus, to the
                    best of such counsel's knowledge, there is not pending or threatened any action, suit or proceeding to which the Company, its Subsidiaries or ANCIRC is a party, before or by any court or governmental agency or body, relating to patents or patent rights or patent applications;

                              (vi) Nothing has come to the attention of such
                    counsel which leads such counsel to believe that any of the claims in U.S. Patent Nos. , which are owned by the Company, are invalid over any issued patents known to such counsel;

                              (vii) The Company, the Subsidiaries and ANCIRC are
                    listed in the records of the United States Patent and Trademark Office as the holder of record of each of the patents listed opposite its name on Schedule D attached
                                                        ----------
                    hereto (the "Patents") and each of the patent applications
                                 -------
                    listed on such Schedule D (the "Applications") and to such
                                                    ------------
                    counsel's knowledge, the Company, the Subsidiaries and ANCIRC, are listed in the records of the appropriate foreign office as the sole holder of record of each of the foreign Patents and foreign Applications listed on said Schedule D under such person's name. Such counsel knows of no claims of third parties to any ownership interest or lien with respect to any of the Patents or Applications. To such counsel's knowledge, none of the Applications has been rejected;

                              (viii) Nothing has come to the attention of such
                    counsel that would lead such counsel to believe that any of the representations and warranties of the Company contained in Section 3(r) of this Agreement are not true and correct; and

                              (ix) Such counsel have reviewed the Registration
                    Statement and Prospectus, and any further amendments or supplements thereto made by the Company prior to the Closing Date, and insofar as they concern patents or patent rights, or other Intangibles or patent applications, such counsel have no reason to believe that either any part of the Registration Statement, when such part became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus and any amendment or supplement thereto, as of the date thereof, on the date of filing thereof with the Commission, and at the Closing Date, included an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (e) You shall have received from Arthur Andersen LLP letters dated, respectively, the date of this Agreement and the time of purchase and additional time of purchase, as the case may be, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms approved by BOA and Bear Stearns, containing statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement and the Prospectus (and the Representative shall have received additional conformed copies of such accountants' letter for each of the several Underwriters).

          (f) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, the favorable opinion of Cahill Gordon & Reindel, counsel for the Un-derwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance satisfactory to the Underwriters.

                    In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, counsel for the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company), no facts have come to the attention of such counsel which lead them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date or any supplement thereto as of its date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no comment with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement or Prospectus).

          (g) No amendment or supplement to the Registration Statement or Prospectus, including documents deemed to be incorporated by reference therein, shall be filed prior to the time the Registration Statement becomes effective to which you object in writing.

          (h) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act, at or before 5:00 P.M., New York City time, on the date of this Agreement, unless a later time (but not later than 5:00 P.M., New York City time, on the second full business day after the date of this Agreement) shall be agreed to by the Company, the Representatives of the Selling Stockholders and you in writing or by telephone, confirmed in writing; provided, however, that the Company, the Representatives of the Selling Stockholders and you and any group of Underwriters, including you, who have agreed hereunder to purchase in the aggregate at least 50% of the Firm Shares may from time to time agree on a later date.

          (i) Prior to the time of purchase or the additional time of purchase, as the case may be, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated or threatened under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          (j) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, (i) no material and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the business, condition or prospects of the Company, its Subsidiaries and ANCIRC taken as a whole shall occur or become known and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company, any of its Subsidiaries or ANCIRC.

          (k) The Company will, at the time of purchase or additional time of purchase, as the case may be, deliver to you a certificate of two of its executive officers to the effect that the representations and warranties of the Company as set forth in this Agreement are true and correct as of each such date, that the Company shall perform such of its obligations under this Agreement as are to be performed at or before the time of purchase and at or before the additional time of purchase, as the case may be, and the conditions set forth in paragraphs (i) and (j) of this Section 8 have been met.

          (l) You shall have received signed letters, dated the date of this Agreement, from each of the directors and officers of the Company and the Management Selling Stockholders to the effect that such persons shall not sell, offer or agree to sell, contract to sell, grant any option to purchase or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock for a period of 90 days after the date of the Prospectus without BOA's and Bear Stearns' prior written consent.

          (m) The Shares shall have been approved for inclusion on NASDAQ, subject only to notice of issuance at or prior to the time of purchase or the additional time of purchase, as the case may be.

          (n) The Company and the Selling Stockholders shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the time of purchase and the additional time of purchase, as the case may be, as you may reasonably request.

          (o) The Selling Stockholders will at the time of purchase and the additional time of purchase, as the case may be, deliver to you a certificate of the Representatives of the Selling Stockholders to the effect that the representations and the warranties of the Selling Stockholders as set forth in this Agreement are true and correct as of each such date.

          (p) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, there shall not have occurred any downgrading, nor shall any notice or announcement have been given or made of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Act.

          9. Effective Date of Agreement; Termination. This Agreement shall
             ----------------------------------------
become effective (i) if Rule 430A under the Act is not used, when you shall have received notification of the ef-fectiveness of the Registration Statement, or (ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

          The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of you or any group of Underwriters (which may include you) which has agreed to purchase in the aggregate at least 50% of the Firm Shares, if, since the time of execution of this Agreement or the respective dates as of which information is given in the Registration Statement and Prospectus, (y) there has been any material adverse and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the operations, business, condition or prospects of the Company and its Subsidiaries taken as a whole, which would, in your judgment or in the judgment of such group of Underwriters, make it impracticable to market the Shares, or (z) there shall have occurred any downgrading, or any notice shall have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Act or, if, at any time prior to the time of purchase or, with respect to the purchase of any Additional Shares, the additional time of purchase, as the case may be, trading in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ shall have been suspended or limitations or minimum prices shall have been established on the New York Stock Exchange, the American Stock Exchange or the NASDAQ, or if a banking moratorium shall have been declared either by the United States or New York State authorities, or if the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in your judgment or in the judgment of such group of Underwriters, to make it impracticable to market the Shares.

          If you or any group of Underwriters elects to terminate this Agreement as provided in this Section 9, the Company, the Representatives of the Selling Stockholders and each other Underwriter shall be notified promptly by letter or telegram.

          If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Selling Stockholders, as the case may be, shall be unable to comply with any of the terms of this Agreement, the Company or the Selling Stockholders, as the case may be, shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 6(a), 7 and 11 hereof), and the Underwriters shall be under no obligation or liability to the Company and the Selling Stockholders under this Agreement (except to the extent provided in Section 11 hereof) or to one another hereunder.

          10. Default by Underwriters and by Selling Stockholders. (a) Subject
              ---------------------------------------------------
to Sections 8 and 9, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for reasons sufficient to justify the termination of this Agreement under the provisions of Section 9 hereof) and if the aggregate number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non- defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such aggregate designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A.

          Without relieving any defaulting Underwriter from its obligations hereunder, the Company and the Selling Stockholders agree with the non-defaulting Underwriters that they will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

          If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

          The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 10 with like effect as if such substituted Underwriter had originally been named in Schedule A.

          If the aggregate number of Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall be terminated without further act or deed and without any liability on the part of the Company to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          (b) If one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters the Firm Shares to be sold and delivered by such Selling Stockholders at the time of purchase pursuant to this Agreement, then the Underwriters may at their option, by written notice from BOA and Bear Stearns to the Company and the Selling Stockholders, either (i) terminate this Agreement without any liability on the part of any Underwriter or, except as provided in Sections 6(a), 7 and 11 hereof, the Company or the Selling Stockholders, or (ii) purchase the shares which the Company and the other Selling Stockholders have agreed to sell and deliver in accordance with the terms hereof. If one or more of the Selling Stockholders shall fail to sell and deliver to the Underwriters the Shares to be sold and delivered by such Selling Stockholders pursuant to this Agreement at the time of purchase or the addi-tional time of purchase, then the Underwriters shall have the right, by written notice from BOA and Bear Stearns to the Company and the Selling Stockholders, to postpone the time of purchase or the additional time of purchase, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or other documents or arrangements may be effected.

          11. Indemnity and Contribution. (a) The Company and the Selling
              --------------------------
Stockholders jointly and severally agree to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and such person's partners, directors and officers and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term "Prospectus" for the purpose of this Section 11 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use with reference to such Underwriter in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or Prospectus or necessary to make such information not misleading; provided, however, that no
                                                      --------  -------
Selling Stockholder shall be responsible, either pursuant to this indemnity or as a result of any breach of this Agreement, for losses, expenses, liability or claims arising out of or based upon such untrue statement or omission or allegation thereof based upon information furnished by any party other than such Selling Stockholder and, in any event, no Selling Stockholder shall be responsible, either pursuant to this indemnity or as a result of any breach of this Agreement, for losses, expenses, liability or claims for an amount in excess of the proceeds to be received by such Selling Stockholder (before deducting expenses) from the sale of Shares hereunder.

          If any claim, suit, action, proceeding, investigation or inquiry (together, a "Proceeding") is brought against an Underwriter or any such person
              ----------
in respect of which indemnity may be sought against the Company or any Selling Stockholder pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Company and the Representatives of the Selling Stockholders in writing of the institution of such Proceeding and the Company or such Selling Stockholder, as the case may be, shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that
                                                        --------  -------
the omission to so notify the Company or the Representative of the Selling Stockholders shall not relieve the Company or any Selling Stockholder from any liability which the Company may have to any

Underwriter or any such person or otherwise. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Company or such Selling Stockholder in connection with the defense of such Proceeding or the Company or such Selling Stockholder shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company or such Selling Stockholder (in which case the Company or such Selling Stockholder shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company or such Selling Stockholder, as the case may be, and paid as incurred (it being understood, however, that the Company or such Selling Stockholder shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company or such Selling Stockholder shall not be liable for any settlement of any such Proceeding effected without its written consent, but if settled with the written consent of the Company or such Selling Stockholder, the Company or such Selling Stockholder agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

          (b) Each Underwriter severally and not jointly agrees to indemnify, defend and hold harmless the Company, its directors and officers, each Selling Stockholder and any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and each such person's directors and officers from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, any Selling Stockholder or any such person may incur under the Act, the Exchange Act or common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a

Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

          If any Proceeding is brought against the Company, any Selling Stockholder or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, such Selling Stockholder or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter shall not
--------  -------
relieve such Underwriter from any liability which such Underwriter may have to the Company, any Selling Stockholder or any such person or otherwise. The Company, such Selling Stockholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, such Selling Stockholder or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter, but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company, any Selling Stockholder and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

          (c) If the indemnification provided for in this Section 11 is unavailable to an indemnified party under subsections (a) and (b) of this
Section 11 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholders and the total underwriting discounts and commissions received by the Underwriters bear to the aggregate public offering price of the Shares. The relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, by the Selling Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

          (d) The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 11, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 11 are several in proportion to their respective underwriting commitments and not joint.

          (e) The indemnity and contribution agreements contained in this
Section 11 and the covenants, warranties and representations of the Company and the Selling Stockholders contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers, any Selling Stockholder or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company, each Selling Stockholder and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company's officers or directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or Prospectus.

          12. Notices. Except as otherwise herein provided, all statements,
              -------
requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to Bank of America Securities LLC, 9 West 57th Street, New York, NY 10019,
Attention: Syndicate Department and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 4001 Southwest 47th Avenue, Fort Lauderdale, Florida 33314, Attention: Scott Lodin, Esq., and, if to any of the Selling Stockholders, shall be sufficient in all respects if delivered or sent to the Representatives of the Selling
Stockholders at              , Attention:              .

         13. Governing Law; Construction. This Agreement and any claim,
             ---------------------------
counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be
                                     -----
governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of law thereof. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

          14. Submission to Jurisdiction. Except as set forth below, no Claim
              --------------------------
may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company hereby consents to personal jurisdiction, service and venue in any court in which any Claim is brought by any third party against BOA, Bear Stearns or any indemnified party. Each of BOA, Bear Stearns and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any Claim (whether based upon contract, tort or otherwise). The Company agrees that a final judgment in any such Claim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

          15. Parties at Interest. The Agreement herein set forth has been and
              -------------------
is made solely for the benefit of the Underwriters, the Company, the Selling Stockholders and, to the extent provided in Section 11 hereof, the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

          16. General Provisions. This Agreement constitutes the entire
              ------------------
agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, undertakings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

          Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification and contribution provisions of Section 11, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Section 11 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any Preliminary Prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Act and the Exchange Act.

          17. Successors and Assigns. This Agreement shall be binding upon the
              ----------------------
Underwriters and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company's and any of the Underwriters' respective businesses and/or assets.

          18. Partial Unenforceability. The invalidity or unenforceability of
              ------------------------
any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

                            [SIGNATURE PAGES FOLLOW]